SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

[X]      Filed by Registrant

[ ]      Filed by a Party other than the Registrant


Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                  CIMNET, INC.
                ------------------------------------------------
                (Name of Registrant As Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.


1)       Title of each class of securities to which transaction applies:

                  N/A
         -----------------------------------------------------------------------

2)       Aggregate number of securities to which transaction applies:

                  N/A
         -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

                  N/A
         -----------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:

                  N/A
         -----------------------------------------------------------------------


(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

         [ ]      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

                  1) Amount Previously Paid:
                           N/A
                  ---------------------------------------------------
                  2) Form, Schedule or Registration Statement No.:
                           N/A
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                  3) Filing Party:
                           N/A
                  ---------------------------------------------------
                  4) Date Filed:
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

                                  CIMNET, INC.
                              946 WEST PENN AVENUE
                               ROBESONIA, PA 19551

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2002

                    ----------------------------------------

To the Stockholders of Cimnet, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of the Company, will be held on May 30, 2002, at the Sheraton Reading Hotel located at Route 422W and Paper Mill Road, Reading, Pennsylvania 19610 at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the purposes stated below.

                  1. To elect five (5) directors to the Board of Directors of the Company for a one (1) year term;

                  2.       To approve the adoption of the Company's 2002 Stock
                  Plan;

                  3. To ratify the appointment of Beard Miller Company LLP as independent public accountants for the Company for fiscal year 2002; and

                  4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         All stockholders are cordially invited to attend the Annual Meeting. Only those stockholders of record at the close of business on April 30, 2002 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       /s/ JOHN D. RICHARDSON
                                       -----------------------------------------
May 3, 2002                            John D. Richardson
                                       President, Chief Executive Officer and
                                       Chairman of the Board

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 2 BROADWAY, NEW YORK, NEW YORK 10004.

                                  CIMNET, INC.
                              946 West Penn Avenue
                               Robesonia, PA 19551

                                 PROXY STATEMENT


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cimnet, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the Sheraton Reading Hotel located at Route 422W and Paper Mill Road, Reading, Pennsylvania 19610 on May 30, 2002 at 10:00 a.m., local time, and at any adjournments thereof (the "Annual Meeting").

         The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect five (5) directors to the Board of Directors of the Company for a one (1) year term, (ii) to approve the adoption of the Company's 2002 Stock Plan, (iii) to ratify the selection of Beard Miller Company LLP as independent public accountants for the Company for fiscal year 2002, and
(iv) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company's Board of Directors recommends that the stockholders vote in favor of each of the proposals. Only holders of record of common stock, $.0001 par value (the "Common Stock"), of the Company at the close of business on April 30, 2002 (the "Record Date") will be entitled to vote at the Annual Meeting.

         The principal executive offices of the Company are located at 946 West Penn Avenue, Robesonia, PA 19551 and its telephone number is (610) 693-3114. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is May 3, 2002. The Company's Annual Report for the fiscal year ended December 31, 2001, including audited financial statements, is being sent to stockholders together with this Proxy Statement and is incorporated herein by reference.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

         As of the Record Date, there were outstanding 6,312,321 shares of Common Stock held by approximately 83 holders of record and 291 beneficial owners. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. Each nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for approval of the amendment to the Company's 2002 Stock Plan described in Proposal 2 and the ratification of the selection of Beard Miller Company LLP as independent public accountants of the Company for fiscal year 2002 described in Proposal 3. For purposes of the vote on of the amendment to the Company's 2001 Stock Plan described in Proposal 2 and the ratification of the selection of Beard Miller Company LLP as independent public accountants of the Company for fiscal year 2002 described in Proposal 3, abstentions will not be counted as votes entitled to be cast on these matters and will have no affect on the result of the vote. "Broker non-votes," which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no affect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1 and 3. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

         The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

         Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

         ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

         None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder's shares.

                                  PROPOSAL ONE

TO ELECT FIVE DIRECTORS TO SERVE FOR ONE YEAR AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

         Under the By-Laws of the Company (the "By-Laws"), the Board of Directors of the Company is required to be comprised of a minimum of one (1) director, subject to which limitation the number of directors may be fixed from time to time by action of the stockholders or of the directors, with all directors elected by the stockholders each year at the annual stockholders meeting. The Company's board presently consists of five (5) directors whose terms expire at the Annual Meeting. Officers are elected annually by and serve at the discretion of the Board of Directors.

         The Board has nominated five (5) candidates to serve as directors. The names and biographical summaries of the five (5) persons who have been nominated by the Board of Directors to stand for election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until the next annual meeting of stockholders. The proxies will be voted for the election of the five
(5) nominees listed below as directors of the Company unless otherwise specified on the form provided. A plurality of the votes of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be necessary to elect the directors listed below. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the enclosed proxy. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

Biographical Summaries of Nominees for the Board of Directors

         John D. Richardson, Age 43. Mr. Richardson has been the Chairman of the Board, Chief Executive Officer and Chief Accounting Officer of our Company since March 2, 1999 and our predecessor corporation, J.N.L. Industries, Inc., since its inception. Mr. Richardson was a computer programmer at Rockwell International Corporation from 1980 to 1982, where he programmed machine tools for the manufacture of printing presses. In 1982, he joined the cutting tool division of Sandvik Corporation during which time he served as a regional sales manager for the company's Pennsylvania territory. In 1984, he left Sandvik to form J.N.L. Industries and has served as its Chief Executive Officer and Chairman of the Board since that time.

         David Birk, Age 61. Mr. Birk has been a director of our Company since January 1998. Mr. Birk is the sole stockholder and President of ManSoft, a software distribution company in the southwestern United States. ManSoft is a significant regional distributor of Cimnet's product. From 1986 through 1994, Mr. Birk was a Regional Sales Manager of Intercim (and its predecessors), a software developer of manufacturing execution systems.

         Karl D. Gerhart, Age 50. Since January 2001, Mr. Gerhart has served as a financial consultant. From April 2000 to January 2001, Mr. Gerhart served as the interim President of Bernville Bank, a subsidiary of Community Independent Bank, and as a member of the Community Independent Bank Board of Directors from November 1999 to January 2001. Previously, Mr. Gerhart was the Chief Financial Officer and Treasurer of Sovereign Bancorp from February 1990 to May 1998. Mr. Gerhart is a member of the Berks County Advisory Board for National Penn Bank and a member of the Board of Directors of the Penn First Financial Services.

         William Nyman, Age 38. Mr. Nyman has been a director of the Company since October 1999 and has been the Company's Vice President of Integration Services since 1997. Previously, Mr. Nyman served as the Company's Manager of Technical Services since 1990.

         Edmund Steinike, Age 44. Mr. Steinike has been a director of the Company since December 6, 2001. Mr. Steinike has served General Electric Company for over 25 years, most recently as the CIO of GE Energy Products. Previously, Mr. Steinike served as the CIO for GE Power Systems Enterprise Systems Group. In addition, he has also served as CIO of GE Energy Services and as the Director of eCommerce for GE Energy Services. Mr. Steinike earned a Bachelor of Science degree in Electrical Engineering from Marquette University.

Recommendation of the Board of Directors

         The Board of Directors unanimously recommends a vote FOR the election of Messrs. Richardson, Birk, Gerhart, Steinike and Nyman. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

Director Compensation

         Directors who are also employees of the Company are not paid any fees or other remuneration for service on the Board or any of its committees. During 2001, each non-employee director received options to purchase 5,000 shares of the Company's common stock, except for Mark Finkle and Edmund Steinike who were not issued any options. In addition, non-employee directors are reimbursed by the Company for all expenses related to attending meetings. It is anticipated that upon his election, Mr. Gerhart will receive 12,500 options to purchase shares of Cimnet common stock at an exercise price equal to the fair market value of our shares of common stock on the date of grant.

Meetings and Committees of the Board of Directors

         The Board of Directors met (or executed written consents in lieu of meeting) four (4) times during the fiscal year ended December 31, 2001. Following the Annual Meeting, it is anticipated that the Board of Directors will establish an Audit Committee and Compensation Committee.

         The Audit Committee of the Board of Directors will consist of three (3) directors, none of whom will have been an employee of the Company. The Audit Committee will be primarily responsible for reviewing the services performed by the Company's independent public accountants, evaluating the Company's accounting policies and its system of internal controls, and reviewing significant finance transactions.

         The audit functions of the Audit Committee will be focused on three areas:

         - the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements.

         - the independence and performance of the Company's independent public accountants.

         -   the Company's compliance with legal and regulatory requirements.

         The Audit Committee will meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee will discuss these matters with the Company's independent public accountants and with appropriate Company financial personnel. Meetings will be held with the independent public accountants who will have unrestricted access to the Audit Committee. The Audit Committee will also recommend to the Board the appointment of the independent public accountants and will review periodically their performance and independence from management. In addition, the Audit Committee will review the Company's financing plans and will report recommendations to the full Board of Directors for approval and to authorize action. The Directors who will serve on the Audit Committee will all be "Independent" for purposes of stock exchange listing standards. That is, the Board of Directors will determine that no member of the Audit Committee will have had a relationship to the Company that may interfere with its independence from the Company and its management. The Board has adopted a written charter setting out the audit related functions the Audit Committee is to perform. A copy of that charter is attached to this Proxy Statement as Annex B.

         Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and will discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

         It is anticipated that the Compensation Committee of the Board of Directors will consist of three (3) directors. The Compensation Committee will be primarily responsible for approving salaries, bonuses and other compensation for the Company's Chief Executive Officer and named executive officers, reviewing management recommendations relating to new incentive compensation plans and changes to existing incentive compensation plans, and administering the Company's stock plans, including granting options and setting the terms thereof pursuant to such plans (all subject to approval by the Board of Directors).

Audit Fees

         For the year ended December 31, 2001, the Company incurred professional fees to its independent public accountants in the amount of $74,160, of which $51,660 related to auditing services and the SAS No. 71 reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB and $22,500 related to all other services. The Board of Directors has considered whether the non-audit services provided by the Company's independent accountants in connection with the year ended December 31, 2001 were compatible with the accountant's independence and concluded that the accountants maintained their independence.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

         The Company did not engage Beard Miller Company LLP or Grant Thornton LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

Directors and Executive Officers

         Certain information concerning the directors and executive officers of the Company is set forth below:

Name                      Age        Position(s) with Cimnet
----                      ---        -----------------------

John D. Richardson        43         Chairman of the Board, Chief Executive
                                     Officer and Chief Accounting Officer
David Birk                61         Director and Secretary
William Nyman             38         Director and Vice President of Integration
                                     Services
Jason Dietrich                       Vice President-Sales
Keith Frantz              45         Vice President-Development
Ian Stone(1)              41         Executive Vice President
Jason Dietrich            27         Vice President-Sales
Tony Crouch               41         Director of MES Software Development
Mark Finkle               71         Director
Edmund Steinike           44         Director

-----------------

(1) Mr. Stone resigned as an employee of the Company as of April 15, 2002. Presently he serves as a consultant to the Company.

See "Biographical Summaries of Nominees for the Board of Directors" for biographical summaries of Messrs. Richardson, Birk, Gerhart, Nyman and Steinike.


         Jason Dietrich. Jason Dietrich has been the Company's Vice President of Sales since March 1, 2002. From December 1999 to February 28, 2002, Mr. Dietrich served as the Company's National Account Manager of MES. Previously, Mr. Dietrich served as Senior Analyst for the Manufacturing Division of Merck & Co. from May 1996 to December 1999. Mr. Dietrich is the son-in-law of John D. Richardson, the Company's Chairman of the Board, President and Chief Executive Officer.

         Keith Frantz. Mr. Frantz joined the Company in 1989 and has served as its Vice President of Development since 1992. Previously he was a senior engineer at Leder Communications, Inc.

         Ian Stone. Ian Stone was the Company's Executive Vice President from April 2000 to April 2002 and currently serves as a consultant to the Company. From 1991 until April 2000, Mr. Stone was the Managing Director of Realtime Information Systems Pty Ltd.

         Tony Crouch. Tony Crouch has been the Company's Chief Technology Officer since June 2001 and was the Company's Director of MES Software Development from April 2000 until June 2001. From 1991 until April 2000, Mr. Crouch was the Technical Director and Software Development Manager of Realtime Information Systems Pty Ltd.

         Mark Finkle. Mr. Finkle has been a director of the Company since December 6, 2001. Mr. Finkle was a Member of the New York Stock Exchange from 1954 to 1999. Throughout his time as a member of the NYSE, Mr. Finkle provided consultation services to various businesses and was also a private investor. In addition, he also served as Director of Hain Foods, a food company, and In Home Health, a home healthcare company. Mr. Finkle has expressed a desire to resign as a member of the Company's Board of Directors immediately prior to the election of directors at the Company's annual meeting of stockholders on May 30, 2002.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

         The following table sets forth for each of the last three fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 the remuneration paid by the Company to its Chief Executive Officer and all other executive officers who received in excess of $100,000 in annual salary bonus from such fiscal years.

                               SUMMARY COMPENSATION TABLE

                                                   ANNUAL                LONG-TERM
                                                COMPENSATION            COMPENSATION

   NAME AND                        FISCAL                          OTHER ANNUAL
   PRINCIPAL POSITION               YEAR    SALARY($)   BONUS($)   COMPENSATION   OPTIONS
   ------------------               ----    ---------   --------   ------------   -------

   John D. Richardson, CEO          2001    $200,000    $    500      $16,099       -0-

                                    2000    $200,000    $  1,040      $ 3,197       -0-

                                    1999    $200,000    $     -0-     $ 1,903       -0-

   Tony Crouch, Chief               2001    $105,752    $    500      $    -0-      -0-
   Technology Officer

   William Nyman, Director and      2001    $121,396    $ 51,130      $ 5,120       -0-
   Vice President of Integration
   Services

   Jason Dietrich, Vice President   2001    $ 76,252    $170,830      $    -0-      -0-
   - Sales

         During the last fiscal year, neither the Company's Chief Executive Officer nor the other executive officers named in the above Summary Compensation Table were granted or exercised any options.

         The following table sets forth certain information with respect to options exercised during the last fiscal year by the Company's executive officers named in the Summary Compensation Table, and with respect to unexercised options held by such persons at the end of the last fiscal year:

Aggregate Option/SAR Exercises In Last Fiscal Year And Fiscal Year-End Option/SAR Values
----------------------------------------------------------------------------------------

                   Shares                          Number of Securities      Value of Unexercised in the
                Acquired on    Value Realized     Underlying Unexercised        Money Options/SARs at
Name            Exercise (#)          $         Options/SARS at FY-End (#)          FY-End ($) (1)
----            ------------   --------------   --------------------------   ---------------------------
                                                Exercisable  Unexercisable   Exercisable   Unexercisable
                                                -----------  -------------   -----------   -------------

William Nyman     10,000          $  5,100        170,000       270,000       $160,300       $269,700

Keith Frantz      10,000          $  5,100         10,000        30,000       $ 19,500       $ 58,500

--------------------
(1) Based upon a closing price on December 31, 2001 of $2.00 per share as reported by The OTC Bulletin Board.

1999 Stock Plan

         As of April 15, 1999, the Board of Directors of the Company adopted the 1999 Stock Plan (the "1999 Plan") which was approved by the stockholders of the Company at a meeting of stockholders held on June 8, 1999. In May 2001, the Company amended the 1999 Plan by increasing the number of shares covered by the 1999 Plan from 1,000,000 shares to 1,300,000 shares. The purpose of the 1999 Plan provides a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company by encouraging stock ownership in the Company. The 1999 Plan provides even greater flexibility to the Company's compensation methods, after giving due consideration to competitive conditions and the impact of federal tax laws. As of March 15, 2002, approximately 980,000 options were issued to employees and consultants under the 1999 Plan at exercise prices ranging from $.05 to $2.00 per share.

2002 Stock Option Plan

         Our board of directors adopted the 2002 Stock Option Plan (the "2002 Stock Plan") in March 2002, subject to the approval of our stockholders. As of the Record Date, no options have been granted pursuant to the 2002 Plan. The 2002 Stock Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to our employees, and for the grant of nonstatutory stock options and stock purchase rights to our employees, directors and consultants.

Number Of Shares Of Common Stock Available Under The 2002 Stock Plan.

         We have reserved 1,000,000 shares of our common stock for issuance pursuant to the 2002 Stock Plan.

Administration Of The 2002 Stock Plan.

         Our board of directors or, with respect to different groups of optionees, different committees appointed by our board, will administer the 2002 Stock Plan. In the case of options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, the committee will consist of two or more "outside directors" within the meaning of Section 162(m). The administrator has the power to determine the terms of the options and stock purchase rights granted, not inconsistent with the terms of the 2002 Stock Plan, including the exercise price (which may be reduced by the administrator after the date of grant), the number of shares subject to each option, the exercisability of the options and the form of consideration payable upon exercise.

Options.

         The administrator will determine the exercise price of options granted under the 2002 Stock Plan, but with respect to all incentive stock options and nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, the exercise price must at least equal the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term may not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator determines the term of all other options.

Transferability Of Options And Stock Purchase Rights.

         Unless otherwise determined by the administrator, our 2002 Stock Plan generally does not allow for the transfer of options or stock purchase rights and only the optionee may exercise an option or stock purchase right during his or her lifetime.

Adjustments Upon Change In Control.

         Our 2002 Stock Plan provides that in the event of a change in control, the successor corporation will assume or substitute each option or stock purchase right. If the outstanding options or stock purchase rights are not assumed or substituted, the administrator will provide notice to the optionee that he or she has the right to exercise the option or stock purchase right as to all of the shares subject to the option or stock purchase right, including shares which would not otherwise be exercisable.

Amendment And Termination Of The 2002 Stock Plan.

         Our 2002 Stock Plan will automatically terminate in February 2012, unless we terminate it sooner. In addition, our board of directors has the authority to amend, suspend or terminate the 2002 Stock Plan provided it does not impair the rights of any optionee.

Employment Agreements

         As of April 14, 2000, the Company entered into an employment agreement with Ian Stone, pursuant to which Mr. Stone has agreed to serve as the Company's Executive Vice President for a period of three (3) years. Mr. Stone's base salary will be at a rate of $84,000 per annum and he is entitled to receive an annual cash bonus of up to 5% of his then current base salary upon the achievement of certain performance targets established by the Company's Board of Directors. Mr. Stone has also received options to purchase a total of 100,000 shares of the Company's common stock at an exercise price of $2.00 per share. One fifth of such options vest on each April 30, 2001, 2002, 2003, 2004 and 2005. The employment agreement with Mr. Stone contains other customary provisions including severance arrangements and confidentiality provisions. As of April 15, 2002, the Company and Mr. Stone terminated his employment agreement with the Company.

         As of April 14, 2000, the Company entered into an employment agreement with Anthony Crouch, pursuant to which Mr. Crouch has agreed to serve as the Company's Director of MES Software Development for a period of three (3) years. Mr. Crouch's base salary was at a rate of $84,000 per annum and he is entitled to receive an annual cash bonus of up to 5% of his then current base salary upon the achievement of certain performance targets established by the Company's Board of Directors. Effective June 2000, Mr. Crouch's salary was increased to $120,000 per annum. Mr. Crouch has also received options to purchase a total of 100,000 shares of the Company's common stock at an exercise price of $2.00 per share. One fifth of such options vest on each April 30, 2001, 2002, 2003, 2004 and 2005. The employment agreement with Mr. Crouch contains other customary provisions including severance arrangements and confidentiality provisions.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
               ---------------------------------------------------
                                   MANAGEMENT
                                   ----------

         The following table sets forth information as of the Record Date with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days. See "Compensation of Directors and Executive Officers."


                                  Amount and
                                  Nature of                       Amount and
                                  Beneficial       Percentage     Nature of       Percentage
                                 Ownership of                     Beneficial
Name and Address              Series A Preferred     (%) of      Ownership of       (%) of
of Beneficial Owner(1)             Stock(2)           Class     Common Stock(2)    Class(3)
----------------------             --------           -----     ---------------    --------

John D. Richardson(4)                ----               *         3,060,000(5)       48.5%

David Birk(6)                        ----               *             9,000(7)         *

William Nyman(8)                     ----               *           180,000(9)        2.7%

Keith Frantz(10)                     ----               *            42,800(11)        *

Ian Stone(12)                        ----               *           609,550(13)       9.6%

Jason Dietrich(14)                   ----               *            40,000(13)        *

Anthony Crouch(15)                   ----               *           460,312(13)       7.3%

Mark Finkle(16)                      ----               *           153,000           2.4%

Edmund Steinike(17)                  ----               *               ---           ---

General Electric Company            746,965           100%          946,965(18)      13.2%
2200 Wildwood Parkway
Atlanta, Georgia  30339

All executives officers and          ----               *         4,554,662 (7)      69.6%
directors as a Group (9                                           (9)(11)(13)
persons)

------------
* represents less than 1% of the total number of shares of the Company's Common Stock outstanding

1. Unless noted otherwise, the address for such person is c/o Cimnet, Inc., 946 West Penn Avenue, Robesonia, PA 19551
2. Unless noted otherwise, all shares indicated as beneficially owned are held of record by and the right to vote and transfer such shares lies with the person indicated. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days.
3.       Calculated based upon 6,312,321 shares of common stock outstanding.
4. Mr. Richardson is the founder, Chairman of the Board, Chief Executive Officer of the Company.

5. Mr. Richardson disclaims beneficial ownership of an aggregate of 55,000 shares of Common Stock beneficially owned by his children and his parents.
6.       Mr. Birk is a director of the Company.
7. Includes 9,000 shares of the Company's common stock issuable upon the exercise of stock options.
8. Mr. Nyman is a director and the Vice President of Integration Services of the Company.
9. Includes 170,000 shares of the Company's common stock issuable upon the exercise of stock options.
10.      Mr. Frantz is the Vice President-Development of the Company.
11. Includes 10,000 shares of the Company's common stock issuable upon the exercise of stock options.
12. Mr. Stone was the Executive Vice President of the Company until April 15, 2002. He currently serves as a consultant to the Company.
13. Includes 40,000 shares of the Company's common stock issuable upon the exercise of stock options.
14.      Mr. Dietrich is the Vice President-Sales of the Company.
15.      Mr. Crouch is the Chief Technology Officer of the Company.
16.      Mr. Finkle is a director of the Company.
17.      Mr. Steinike is a director of the Company.
18. Includes 746,965 shares of common stock issuable upon conversion of 746,965 shares of Series A Preferred Stock owned thereby and 100,000 shares of common stock issuable upon the exercise of warrant.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Except as set forth below, to the best of our knowledge there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which Cimnet was or is to be a party, in which the amount involved exceeds $60,000, and in which any director or executive officer, or any security holder who is known by Cimnet to own of record or beneficially more than 5% of any class of Cimnet's common stock, or any member of the immediate family of any of the foregoing persons, has an interest.

         During the first half of 2001, we received purchase orders from the Power Systems division of the General Electric Company for our manufacturing execution systems software and certain implementation, training and other services related thereto. In connection with such purchase orders, we agreed to an investment by GEPS in the capital stock of our Company. See "Business - Transactions with GE Power Systems."

         Cimnet's principal facility is a 8,500 square foot building in Robesonia, Pennsylvania. We believe that our current facilities are adequate to meet our current business requirements, and that suitable additional space will be available as needed. The building is owned by John Richardson, our founder, Chief Executive Officer and Chairman of the Board and the lease is on a year to year basis. The monthly rent paid by Cimnet to Mr. Richardson is $10,000 which we consider to be no greater than the market rate for comparable space.

         David Birk, a director of the Company, owns ManSoft, Inc., a distributor of software products. ManSoft distributes certain of the Company's products. During the years ended December 31, 1999, 2000 and 2001. ManSoft paid to the Company $165,4334, $117,474 and $77,527 for its software products. The Company believes that the prices charged to ManSoft were comparable to the prices charged to unaffiliated third party distributors of the Company's products.

         During 1996, the Company loaned $303,731 to John D. Richardson, the Company's founder, Chairman of the Board and Chief Executive Officer. On October 12, 1999, the Company accepted the surrender by Mr. Richardson of 221,700 shares of the Company's common stock held by him as repayment of the outstanding loan. In addition, the Company repurchased an additional 29,300 shares at $1.37 per share for an aggregate purchase price of $40,141.

                                  PROPOSAL TWO

APPROVAL OF THE 2002 STOCK PLAN

         As of March 2002, the Board of Directors of the Company, subject to stockholder approval, adopted the 2002 Stock Plan (the "2002 Plan"). The purpose of the 2002 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants and independent contractors of the Company or of any parent or subsidiary thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of Common Stock in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates by encouraging stock ownership in the Company. A copy of the 2002 Plan is attached as Annex A to this Proxy Statement and the description of the 2002 Plan set forth below is qualified in its entirety by reference to the full text of the 2002 Plan.

Description of the 2002 Plan

         The maximum number of shares of Common Stock with respect to which awards may be presently granted pursuant to the 2002 Plan is 1,000,000 shares. Shares issuable under the 2002 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

         Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), the 2002 Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the 2002 Plan, by such committee (the "Plan Administrator"). Except for the terms and conditions explicitly set forth in the 2002 Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

         Options granted under the 2002 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code (the "Code") or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each Option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any Option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an optionee's lifetime, any incentive stock options granted under the Plan are personal to such optionee and are exercisable solely by such optionee.

         The Plan Administrator can determine at the time the Option is granted in the case of Incentive Options, or at any time before exercise in the case of Non-Incentive Options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an Option may be exercised by:

                  (a) delivery of shares of Common Stock of the Company held by an optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                  (b) delivery of a properly executed notice of exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

                  (c) delivery of a properly executed notice of exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the Option exercise price.

         The Plan Administrator may also permit any participant to pay the option exercise price upon exercise of an Option by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the participant exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any federal, state and local income and employment tax liability incurred by the participant in connection with the option exercise.

         Upon a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person different from the person holding those securities immediately prior to such transaction or the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company ("Corporate Transaction"), any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

         Options granted under the 2002 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Plan Administrator may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

         For federal income tax purposes, the grant to an optionee of a Non-Incentive Option will not constitute a taxable event to the optionee or to the Company. Upon exercise of a Non-Incentive Option (or, in certain cases, a later tax recognition date), the optionee will recognize compensation income taxable as ordinary income, measured by the excess of the fair market value of the Common Stock purchased on the exercise date (or later tax recognition date) over the amount paid by the optionee for such Common Stock, and will be subject to tax withholding. The Company may claim a deduction for the amount of such compensation. The optionee will have a tax basis in the Common Stock purchased equal to the amount paid plus the amount of ordinary income recognized upon exercise of the Non-Incentive Option. Upon the subsequent sale of the Common

Stock received upon exercise of the Non-Incentive Option, an optionee will recognize capital gain or loss equal to the difference between the amount realized on such sale and his or her tax basis in the Common Stock, which may be long-term capital gain or loss if the optionee holds the Common Stock for more than one year from the exercise date.

         For federal income tax purposes, neither the grant nor the exercise of an Incentive Option will constitute a taxable event to the optionee or to the Company, assuming the Incentive Option qualifies as an "incentive stock option" under Code ss.422. If an optionee does not dispose of the Common Stock acquired upon exercise of an Incentive Option during the statutory holding period, any gain or loss upon subsequent sale of the Common Stock will be long-term capital gain or loss, assuming the shares represent a capital asset in the optionee's hands. The statutory holding period is the later of two years from the date the Incentive Option is granted or one year from the date the Common Stock is transferred to the optionee pursuant to the exercise of the Incentive Option. If the statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the Incentive Option or the subsequent sale of the Common Stock received upon exercise thereof. If the statutory holding period requirement is not satisfied, the optionee will recognize compensation income taxable as ordinary income on the date the Common Stock is sold (or later tax recognition date) in an amount equal to the lesser of (i) the fair market value of the Common Stock on that date less the amount paid by the optionee for such Common Stock, or (ii) the amount realized on the disposition of the Common Stock less the amount paid by the optionee for such Common Stock; the Company may then claim a deduction for the amount of such compensation income.

         The federal income tax consequences summarized hereinabove are based upon current law and are subject to change.

         The Board may amend, alter, suspend, discontinue or terminate the 2002 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 2002 Plan may materially impair the rights of any participant with respect to any Option granted before amendment without such participant's consent. The 2002 Plan shall terminate upon the earliest of (i) February 28, 2012, (ii) the date on which all shares of Common Stock available for issuance under the 2002 Plan shall have been issued as vested shares or (iii) the termination of all outstanding Options in connection with a Corporate Transaction. Upon such 2002 Plan termination, all Options and unvested stock issuances outstanding under the 2002 Plan shall continue to have full force and effect in accordance with the provisions of the agreements.

Recommendation of the Board of Directors

         The Board of Directors unanimously recommends a vote FOR approval of the adoption of the 2002 Plan. Unless marked to the contrary, proxies received from Stockholders will be voted in favor of the 2002 Plan.

                                 PROPOSAL THREE

        RATIFICATION OF THE SELECTION OF THE FIRM OF BEARD MILLER COMPANY
              LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY

         The Board of Directors concluded that the continued engagement of Beard Miller Company LLP as the Company's independent public accountants for the 2002 fiscal year was in the best interests of the Company. The affirmative vote of the holders of a majority of the total votes cast on this proposal is needed to ratify the selection of the firm of Beard Miller Company LLP as independent public accountants for the Company. The Company has been advised that a representative of Beard Miller Company LLP will be present at the meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the ratification of the selection of Beard Miller Company LLP as independent public accountants for the Company. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the ratification of the selection of Beard Miller Company LLP as independent public accountants for the Company for fiscal year 2002.

STOCKHOLDER PROPOSALS AND SUBMISSIONS
FOR THE COMPANY'S 2002 ANNUAL MEETING

If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the 2003 Annual Meeting of Stockholders, that proposal must be presented to the Company's secretary prior to December 1, 2002.



WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                       CIMNET, INC.


May 3, 2002                            By: /s/ JOHN D. RICHARDSON
                                           -------------------------------------
                                           John D. Richardson, President, Chief
                                           Executive Officer and Chairman of the
                                           Board

                                                                         ANNEX A



                                  CIMNET, INC.



                             2002 STOCK OPTION PLAN
                             ----------------------


                                   ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------

   I.    Purpose of the Plan

         The Cimnet, Inc. 2002 Stock Option Plan (the "Plan") is intended to assist Cimnet, Inc., a Delaware corporation (the "Company"), and any entity which controls, is controlled by, or is under common control with the Company ("Related Entities") in recruiting and retaining employees, directors, officers, agents, consultants, independent contractors and advisors (collectively, "Participants"), and in compensating Participants by enabling them to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company and its stockholders.

         Capitalized terms used and not otherwise defined shall have the meanings assigned to such terms in the attached Appendix.

   II.   Structure of the Plan

         Pursuant to the Plan, eligible persons may, at the discretion of the Administrator, be granted options ("Stock Options") to purchase shares of the Company's Common Stock, $.0001 par value (the "Common Stock"). The Stock Options granted under the Plan are intended to be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended ("Code"), or options that do not meet the requirements of Incentive Stock Options ("Non-Statutory Stock Options").

   III.  Administration of the Plan

         A. The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Options upon such terms (not inconsistent with the provisions of the Plan) as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability, transferability or forfeitability of all or any part of a Stock Option, including, by way of example and not limitation, requirements that the Participant complete a specified period of employment with or service to the Company or a Related Entity, that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the

Administrator may, in its discretion, accelerate the time at which a Stock Option may be exercised, transferred or become nonforfeitable. The Administrator shall have the absolute discretion to determine whether specific grants shall be of Incentive Stock Options or Non-Statutory Stock Options. In addition, the Administrator shall have complete authority to determine Fair Market Value, to interpret all provisions of the Plan, to prescribe the form of the documents evidencing the grant of Stock Options under the Plan ("Agreements"), to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of the Plan shall be final and conclusive. Neither the Administrator nor any member of the Board shall be liable for any act done in good faith with respect to the Plan, any Agreements or Stock Options. All expenses of administering this Plan shall be borne by the Company.

         B. The Board, in its discretion, may appoint a committee of the Board and delegate to such committee all or part of the Board's authority and duties with respect to the Plan. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board's delegate or delegates that were consistent with the terms of the Plan.

   IV.   Eligibility

         A. The persons eligible to participate in the Plan are as follows:

            (i) Employees, directors and officers of the Company or any Related Entity;

            (ii) non-employee members of the Board or non-employee members of the board of directors of any Related Entity; and

            (iii) consultants agents and other independent advisors who provide services to the Company or to any Related Entity.

   V.    Stock Subject to the Plan

         A. Shares Issued. Upon the exercise of a Stock Option, the Company may issue to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock or reacquired Common Stock.

         B. Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 1,000,000 shares.

         C. Reallocation of Shares. If a Stock Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Stock Option or portion thereof may be reallocated to other Stock Options to be granted under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent Stock Options under the Plan.

         D. Stock Split; Recapitalization. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class, without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number of shares of Common Stock issuable under the Plan and (ii) the number of shares of Common Stock and the exercise price per share in effect under each outstanding Stock Option, in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Company's preferred stock into shares of Common Stock.


                                   ARTICLE TWO

                               STOCK OPTION GRANTS
                               -------------------

   I.    Stock Option Terms

         Each Stock Option shall be evidenced by an Agreement, consisting of one or more documents in the form approved by the Administrator; provided, however, that each such document shall comply with the terms specified below. Each Agreement evidencing an Incentive Stock Option, shall, in addition, be subject to the provisions of the Plan applicable to Incentive Stock Options.

         A.       Exercise Price.
                  --------------

         1. The exercise price per share for Common Stock purchased upon the exercise of a Non-Statutory Stock Option shall be determined by the Administrator on the date of grant.

         2. The exercise price per share of Common Stock purchased upon the exercise of an Incentive Stock Option shall be such amount as the Administrator shall, in its best judgment, determine to be not be less than the Fair Market Value on the date the Incentive Stock Option is granted, provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time such Incentive Stock Option is granted owns stock of the Company or a Related Entity possessing more than ten percent (10%) of the aggregate voting power of all classes of stock of the Company or such Related Entity ("10% Stockholder"), the exercise price per share of Common Stock purchased upon the exercise of such Incentive Stock Option shall be such amount as the Administrator shall, in its best judgment, determine to be not less than one-hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

         3. Unless otherwise provided by the Agreement, the exercise price shall become immediately due upon exercise of a Stock Option and shall, subject to the provisions of Section I of Article Three and the Agreement, be payable in cash or check made payable to the Company.

         4.       Cashless Exercise. Should the Common Stock be registered under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") at the time a Stock Option is exercised, then the exercise price may also be paid as follows:

                  (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

                  (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

         Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         B.       Effect of Termination of Service.
                  --------------------------------

         1. The following provisions shall govern the exercise of any Stock Options held by a Participant at the time of cessation of Service or death:

                  (i) Should the Participant cease to remain in Service for any reason other than death, Disability or Misconduct, then the Participant shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding Stock Option held by such Participant.

                  (ii) Should Participant's Service terminate by reason of Disability, then the Participant shall have a period of six (6) months following the date of such cessation of Service during which to exercise each outstanding Stock Option held by such Participant.

                  (iii) If the Participant dies while holding an outstanding Stock Option, then the personal representative of his or her estate or the person or persons to whom the Stock Option is transferred pursuant to the Participant's will or the laws of descent and distribution shall have a period of six (6) month following the date of the Participant's death during which to exercise each outstanding Stock Option previously held by such Participant.

                  (iv) Under no circumstances, however, shall any such Stock Option be exercisable after the specified expiration of the option term.

                  (v) During the applicable post-Service exercise period, the Stock Option may not be exercised in the aggregate for more than the number of vested shares for which the Stock Option is exercisable on the date of the Participant's cessation of Service. Upon the expiration of the applicable post-Service exercise period or (if earlier) upon the expiration of the option term, the Stock Option shall terminate and cease to be outstanding for any vested shares for which the Stock Option has not been exercised. However, the Stock Option shall, immediately upon the Participant's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the Stock Option is not otherwise at the time exercisable or in which the Participant is not otherwise at that time vested.

                  (vi) Should Participant's Service be terminated for Misconduct, then all outstanding Stock Options held by the Participant shall terminate immediately and cease to remain outstanding.

         2. The Administrator shall have the discretion, exercisable either at the time a Stock Option is granted or at any time while the Stock Option remains outstanding, to:

                  (i) extend the period of time for which the Stock Option is to remain exercisable, following Participant's cessation of Service or death, from the limited period otherwise in effect for that Stock Option to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or

                  (ii) permit the Stock Option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such Stock Option is exercisable at the time of the Participant's cessation of Service but also with respect to one or more additional installments in which the Participant would have vested under the Stock Option had the Participant continued in Service.

         C. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the record holder of the purchased shares.

         D. Unvested Shares. The Administrator shall have the discretion to grant Stock Options which are exercisable for unvested shares of Common Stock. Should the Participant cease Service while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right.

         E. Limited Transferability of Stock Options. During the lifetime of the Participant, the option shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Participant's death.

   II.   Incentive Stock Options

         The terms specified below shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to Incentive Stock Options. Stock Options which are specifically designated as Non-Statutory Stock Options shall not be subject to the terms of this Section II.

         A. Eligibility. Incentive Stock Options may only be granted to Employees.

         B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date, provided, however, that in the case of an Incentive Stock Option granted to a 10% Stockholder, the exercise price per share of Common Stock purchased upon the exercise of such Incentive Stock Option shall be such amount as the Administrator shall, in its best judgment, determine to be not less than one-hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

         C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more Stock Options granted to any Employee under the Plan (or any other option plan of the Company or any Related Entity) may for the first time become exercisable as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such Stock Options are granted.

         D. Term of Incentive Stock Options. The maximum period in which an Incentive Stock Option shall be exercisable shall be ten (10) years from the date of grant, provided, however, that if any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date.

   III.  Corporate Transaction

         A. The shares subject to each Stock Option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such Stock Option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that Stock Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding Stock Option shall not vest on such an accelerated basis if and to the extent:

                  (i) such Stock Option is assumed by the successor Company (or parent thereof) in the Corporate Transaction and any repurchase rights of the Company with respect to the unvested option shares are concurrently to be assigned to such successor Company (or parent thereof) or (ii) such Stock Option is to be replaced with a cash incentive program of the successor Company (or parent thereof) which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such Stock Option is subject to other limitations imposed by the Administrator at the time of the option grant.

         B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor Company (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Administrator at the time the repurchase right is issued.

         C. Immediately following the consummation of the Corporate Transaction, all outstanding Stock Options shall terminate and cease to be outstanding, except to the extent assumed by the successor Company (or parent thereof).

         D. Each Stock Option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Participant in consummation of such Corporate Transaction had the Stock Option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding Stock Option, provided, however, that the aggregate exercise price payable for such securities shall remain the same.

         E. The Administrator shall have the discretion, exercisable either at the time a Stock Option is granted or at any time while a Stock Option remains outstanding, to structure one or more Stock Options so that those Stock Options shall automatically accelerate and vest in full (and any repurchase rights of the Company with respect to the unvested shares subject to those Stock Options shall immediately terminate) upon the occurrence of a Corporate Transaction, whether or not those Stock Options are to be assumed in the Corporate Transaction.

         F. The Administrator shall also have full power and authority, exercisable either at the time the Stock Option is granted or at any time while the Stock Option remains outstanding, to structure such Stock Option so that the shares subject to that Stock Option will automatically vest on an accelerated basis should the Participant's Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the Stock Option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any Stock Option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term. In addition, the Administrator may provide that one or more of the Company's outstanding repurchase rights with respect to shares held by the Participant at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

         G. The portion of any Incentive Stock Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Incentive Stock Option shall be exercisable as a Non-Statutory Option under the Code.

         H. The grant of Stock Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

   IV.   Cancellation and Regrant of Stock Options

         The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Participants, the cancellation of any or all outstanding Stock Options under the Plan and to grant in substitution therefor new Stock Options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.


                                  ARTICLE THREE

                                  MISCELLANEOUS
                                  -------------

   I.    Financing

         The Administrator may permit any Participant to pay the option exercise price upon exercise of a Stock Option by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Administrator in its sole discretion. In no event may the maximum credit available to the Participant exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Participant in connection with the option exercise.

   II.   Effective Date and Term of Plan

         A. The Plan shall become effective on the date on which it is adopted by the Board (the "Effective Date"), provided, however, that if the Plan is not approved by a vote of the stockholders of the Company within twelve (12) months after the Effective Date, the Plan and any Benefits granted under the Plan shall terminate.

         B. The Plan shall terminate upon the earliest of (i) February 28, 2012, (ii) the date on which all shares of Common Stock available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding Stock Options in connection with a Corporate Transaction. Upon such Plan termination, all Stock Options and unvested stock issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the Agreements.

   III.  Amendment of the Plan

         A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Stock Options or unvested stock issuances at the time outstanding under the Plan unless the Participant or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

         B. Stock Options may be granted under the Plan which are in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants are made, then (i) any unexercised

Stock Options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Company shall promptly refund to the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares of Common Stock were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

   IV.   Use of Proceeds

         Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

   V.    Withholding

         The Company's obligation to deliver shares of Common Stock upon the exercise of any Stock Options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

   VI.   Regulatory Approvals

         The implementation of the Plan, the granting of any Stock Options under the Plan and the issuance of any shares of Common Stock upon the exercise of any Stock Option shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan and the Stock Options granted under it.

   VII.  No Employment or Service Rights

         Nothing in the Plan shall confer upon a Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Entity employing or retaining a Participant), which rights are hereby expressly reserved, to terminate a Participant's Service at any time for any reason, with or without cause.

                                APPENDIX to PLAN
                                ----------------


         The following definitions shall be in effect under the Plan:

                  A.       Board shall mean the Company's Board of Directors.

                  B. Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

                  C. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Company is a party:

                           (i)      a merger or consolidation in which
         securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                           (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

                  D. Disability shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.

                  E. Employee shall mean an individual who is in the employ of the Company (or any Related Entity), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  F. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i) If the Common Stock is at the time traded on the Nasdaq National Market, the SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market, the SmallCap Market or the OTC Bulletin Board, as the case may be. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market or SmallCap Market or the OTC Bulletin Board, then the Fair Market

         Value shall be determined by the Administrator after taking into account such factors as the Administrator shall deem appropriate.

                  G. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                           (i) such individual's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

                           (ii) such individual's voluntary resignation following (A) a change in his or her position with the Company which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, or (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than thirty percent (30%).

                  H. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by a Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Related Entity), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Related Entity) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Related Entity) may consider as grounds for the dismissal or discharge of any Participant, Participant or other person in the Service of the Company (or any Related Entity).

                  I. Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

                  J. Service shall mean the provision of services to the Company (or any Related Entity) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

                  K. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

                  L. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Related Entity).

                                                                         ANNEX B


                             AUDIT COMMITTEE CHARTER

                                       of

                                  CIMNET, INC.


         The Audit Committee (the "Audit Committee") is appointed by the Company's Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence and performance of the Company's auditors.

         The members of the Audit Committee shall meet the independence and experience requirements of The American Stock Exchange and The Nasdaq Stock Market. The Audit Committee shall be appointed by the Board and shall consist of no less than 3 members.

         The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         When considering relationships that might affect independence, including possible affiliate status, the Board will give appropriate consideration, in addition to its Audit Committee policy, the guidelines issued by the American Stock Exchange and The Nasdaq Stock Market, which were provided to assist boards of directors in observing the spirit of American Stock Exchange and The Nasdaq Stock Market's respective policies.

         The Audit Committee shall make regular reports to the Board.

         The Audit Committee shall:

         1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

         2. Provide oversight of the Company's financial statements and relations with the independent auditors.

         3. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

         4. Review an analysis prepared by management and the independent auditors of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

         5. Review with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-QSB of Form 10-Q, as the case may be.

         6. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

         8. Recommend to the Board the appointment of the independent auditors, which firm is ultimately accountable to the Audit Committee and the Board.

         9.       Approve the fees to be paid to the independent auditors.

         10. Receive periodic reports from the independent auditors regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

         11. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

         12. Review the appointment and replacement of the senior internal auditing executive.

         13. Review the significant reports to management prepared by the internal auditing department and management's responses.

         14. Meet with the independent auditors prior to the audit to review the planning and staffing of the audit.

         15. Obtain reports from management and the Company's senior financial executives that the Company's subsidiaries and/or affiliated entities are in conformity with applicable legal requirements.

         16. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         17. Expect the independent auditors to provide the Audit Committee with:

                  o independent judgments about the appropriateness of the Company's current or proposed accounting principles and whether current or proposed financial disclosures are clear;

                  o views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition and whether these accounting principles are commonly used;

                  o reasons why accounting principles and disclosure practices used for new transactions or events are appropriate;

                  o reasons for accepting or questioning significant estimates made by management; and

                  o views on how selected accounting principles and disclosure practices affect shareholder and public attitudes about the Company.

         18. Review with the independent auditors any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and management's response to that letter. Such review should include:

                  (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; and
                  (b) Any changes required in the planned scope of the audit.

         19. Recommend to the Board the issuance of the Company's annual financial statements on Form 10-KSB and prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         20. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Employee Handbook and/or Code of Conduct.

         21. Review with the Company's legal counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

         22. Meet at least annually with the chief financial officer and the independent auditors in separate executive sessions.

         23. Take action on the Board's behalf on matters that require Board notification but not Board approval including:

                  o review and approve the scope of the Company's audit and that of its subsidiaries as recommended by the independent auditors and management;

                  o review and approve the scope of the Company's annual profit and pension trust audits;

                  o answer questions raised by shareholders during an annual shareholders' meeting on matters relating to the Audit Committee's activities if asked to do so by the Board's chairperson; and

                  o ask management to have the internal audit staff study a particular area of interest or concern to the Audit Committee.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Employee Handbook and/or Code of Conduct.

CIMNET, INC.                                                               PROXY
                                  CIMNET, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING EITHER THE PROXY (THE "PROXY") [FOR] OR [AGAINST] BOX NEXT TO EACH OF THE THREE (3) PROPOSALS

         The undersigned hereby appoint(s) Mr. John Richardson with the power of substitution and resubstitution to vote any and all shares of capital stock of CIMNET, INC., (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on May 30, 2002, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

1.       ELECTION OF DIRECTORS
         ---------------------

                  VOTE

[ ] FOR ALL nominees list below EXCEPT as marked to the contrary below

[ ] WITHHOLD AUTHORITY to vote for ALL nominees listed below (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

[ ]               ABSTAIN

John Richardson, David Birk, Karl Gerhart, William Nyman and Edmund Steinike.

2.       ADOPTION OF THE 2002 STOCK PLAN
         -------------------------------

[ ]               FOR the Adoption of the 2002 Stock Plan

[ ]               WITHHOLD AUTHORITY

[ ]               ABSTAIN

3.       RATIFICATION OF THE APPOINTMENT OF BEARD MILLER COMPANY LLP, AS
         ---------------------------------------------------------------
INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR FISCAL YEAR 2002.
------------------------------------------------------------

[ ]               FOR the ratification of the appointment of Beard Miller
                  Company LLP

[ ]               WITHHOLD AUTHORITY

[ ]               ABSTAIN

         THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE FIVE (5) NOMINEES NAMED IN ITEM 1, THE ADOPTION OF THE 2002 STOCK PLAN IN ITEM 2, AND THE RATIFICATION OF THE APPOINTMENT OF BEARD MILLER LLP. AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR FISCAL YEAR 2002 IN ITEM 3.

         In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         Please mark, sign date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CIMNET, INC.

                                       Dated:
                                             -----------------------------------


                                       -----------------------------------------
                                       Signature


                                       -----------------------------------------
                                       Signature if jointly owned:


                                       -----------------------------------------
                                       Print name:

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
                            IN THE ENCLOSED ENVELOPE